U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2011

Venture Lending & Leasing V, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	814-00731	14-1974295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2010 North First Street, Suite 310, San Jose, CA 95131
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (408) 436-8577

(Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 10, 2011, the Board of Directors of Venture Lending & Leasing V, Inc. (the “Company”) elected Scott C. Taylor to the position of director of the Company, to fill the vacancy on the Board of Directors created by the recent death of J. Michael Egan. Mr. Taylor will serve as an independent director of the Company who is not an “interested person” of the Company, as defined under the Investment Company Act of 1940, as amended. Also effective as of August 10, 2011, the Board of Directors of the Company appointed Mr. Taylor as a member of the Company's Audit and Nominating Committees.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number     Description
------------------    ---------------
None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING V, INC.
(Registrant)

By: /S/ Maurice C. Werdegar	By: /S/ Martin D. Eng
Maurice C. Werdegar	Martin D. Eng
Chief Executive Officer	Chief Financial Officer
Date: Aug 12, 2011	Date: Aug 12, 2011